LIQUIDITY	12 Months Ended
Dec. 31, 2022
Liquidity
LIQUIDITY

2. LIQUIDITY

The Company had cash of $23,716,768 and $26,634,332 as of December 31, 2022 and 2021, respectively. Net loss was approximately of $11.2 million and $1.1 million for years ended December 31, 2022 and 2021 respectively. The Company had working capital of $21.5 million and $24.2 million as of December 31, 2022 and 2021, respectively. The Company have funded working capital and other capital requirements primarily by equity contributions from shareholders. Cash is required to pay purchase costs for inventory, salaries, selling expenses, rental expenses, income taxes, and other operating expenses.

In assessing liquidity, management monitors and analyses cash on hand, ability to generate sufficient revenue sources in the future, and operating and capital expenditure commitments. On April 28, 2022, the Company entered into certain Securities Purchase Agreement (the “SPA”) with five “accredited investors”, pursuant to which the Company agreed to sell to each of such purchasers an unsecured convertible note with an original principal amount of $1,100,000 (the “Note”) and accompanying warrants (the “Warrants”) to purchase 1,600,000 ordinary shares of the Company (the “Offering”). The Company had received $5,000,000.00 in gross proceeds for the Notes and its accompanying Warrants. In addition, the Company’s major shareholders have been providing and will continue to provide their personal funds, if necessary, to support the Company on an as-needed basis. In 2022, major shareholders have contributed approximately $868,029 to the Company. In order to fully implement the business plan and sustain continued growth, the Company may also need to obtain additional financing support from local banks or raise capital from outside investors. The Company received the short-term loan of approximately $217,045 from China Construction Bank and $43,496 from Jiangsu Bank.